                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ----------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------

               Date of Report (Date of earliest event reported):
                                 JUNE 15, 1994


                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                                    1-10157
                            (Commission File Number)


                                   95-3375118
                       (IRS Employer Identification No.)


           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
           (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number, including area code:
                                 (310) 452-4327

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                     ====================================

                   THIS REPORT INCLUDES A TOTAL OF 8 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 4.

Item 5.          Other Events.
                 -------------

                    On June 15, 1994, L.A. Gear, Inc. (the "Company") announced that it had entered into a multi-year agreement to sell L.A. Gear branded footwear products to Wal-Mart. A copy of the press release issued by the Company with respect thereto is attached as an exhibit to this Form 8-K and is incorporated herein by this reference.

                    Also on June 15, 1994, the Company announced that William
  L. Benford had been elected as President and Chief Operating Officer of the Company to succeed Mark R. Goldston who resigned as a director and officer of the Company to pursue other business opportunities. The Company also concurrently announced other changes in its senior management. A copy of the press release issued by the Company with respect thereto is attached as an exhibit to this Form 8-K and is incorporated herein by this reference.


Item 7.          Financial Statements and Exhibits.
                 ----------------------------------

                 (a)      Financial Statements of Business Acquired.
                          Not applicable.

                 (b)      Pro Forma Financial Information.
                          Not applicable.

                 (c)      Exhibits.

                          99.3     L.A. Gear, Inc. Press Release issued
                                   June 15, 1994 announcing Wal-Mart Agreement.

                          99.4     L.A. Gear, Inc. Press Release issued
                                   June 15, 1994 announcing Senior Management
                                   Restructuring.









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                                   SIGNATURES
                                   ----------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       L.A. GEAR, INC.



Dated: June 16, 1994                   By: /s/ William L. Benford
                                           --------------------------
                                           William L. Benford,
                                           President and Chief
                                           Operating Officer





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                                 EXHIBIT INDEX
                                 -------------

 Exhibit                                                                 Page
   No.                Document                                           No.
- - - -------               --------                                           ----
  99.3                L.A. Gear, Inc. Press Release issued               5
                      June 15, 1994 announcing Wal-Mart
                      Agreement.

  99.4                L.A. Gear, Inc. Press Release issued               7
                      June 15, 1994 announcing Senior
                      Management Restructuring.





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[L.A. GEAR LOGO]

                                                                   Exhibit 99.3
                                                                   ------------

                                       FOR IMMEDIATE RELEASE
                                       Contacts: Richard Brodrick
                                                 Don Oliver
                                                 Hill and Knowlton, Inc.
                                                 213/937-7460


                     L.A. GEAR ANNOUNCES WAL-MART AGREEMENT


         SANTA MONICA, CALIFORNIA, JUNE 15, 1994 -- L.A. Gear, Inc. (NYSE:LA) today announced that it has entered into a multi-year agreement to sell L.A. Gear(R) branded footwear products to Wal-Mart. Pursuant to the agreement, Wal-Mart will purchase a minimum of $80 million in L.A. Gear branded footwear in each of the next three L.A. Gear fiscal years, subject to reduction in the second and third years if sales do not meet expected targets. Wal-Mart has also agreed to purchase a minimum of $20 million of footwear during the remainder of fiscal 1994, principally in L.A. Gear's fourth quarter. The agreement does not provide for the sale of L.A. Tech(R), Flak(TM), Gravity Gear(TM) or any L.A. Gear lighted footwear products to Wal-Mart.

         L.A. Gear also intends to make available to Wal-Mart, through its licensees, new product lines of affordable apparel and accessories.

         Stanley P. Gold, Chairman and Chief Executive Officer of L.A. Gear, said, "We are delighted that Wal-Mart will be spearheading our efforts to expand the market for our value-priced products. Wal-Mart is the preeminent mass market retailer



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and we are confident that this new partnership will help generate significant sales velocity without unduly affecting L.A. Gear's efforts to develop a stronger presence in its traditional athletic footwear distribution channels."

         L.A. Gear designs, develops and markets a broad range of quality athletic and lifestyle footwear for adults and children.

                                   # # # # #

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
[L.A. GEAR LOGO]                                                    Exhibit 99.4
                                                                    ------------

                                       FOR IMMEDIATE RELEASE
                                       Contacts: Richard Brodrick
                                                 Don Oliver
                                                 Hill and Knowlton, Inc.
                                                 213/937-7460




              L.A. GEAR ANNOUNCES SENIOR MANAGEMENT RESTRUCTURING

         SANTA MONICA, CALIFORNIA, JUNE 15, 1994 -- L.A. Gear, Inc. (NYSE:LA) announced today the election of William L. Benford as President and Chief Operating Officer to succeed Mark R. Goldston who resigned to pursue other business opportunities. Mr. Goldston, 39, will continue to serve L.A. Gear in a consulting capacity and will also serve as a Managing Director of Shamrock Holdings, Inc.

         The company's board of directors also elected Robert H. Landes, Executive Vice President, Sales and Marketing. Benford, 51, had been serving as Executive Vice President and Chief Financial Officer, and Landes, 38, Senior Vice President, Sales. Additionally, the company elevated the following executives: Charles D. Beery, 42, Vice President of Sales; John L.A. Wilson, 35, Vice President of Marketing; and, Richard W. Schubert, 42, Vice President of Merchandise Licensing and Outlet Stores.

         Stanley P. Gold, Chairman and Chief Executive Officer, noted that Benford has a strong and diverse background in business operations, is thoroughly grounded in all aspects of L.A.



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Gear's business and is well-suited to help guide the company towards profitability. Gold commended Goldston's contributions in stabilizing the company and revitalizing the brand in the footwear marketplace. "We are pleased that Mark's energy and creativity will continue to be available to L.A. Gear in his new capacity," Gold stated.

         Gold noted that Goldston, Benford and Landes joined L.A. Gear more than two years ago as part of a new management team recruited to restructure the company. "We have made substantial progress during this period to focus the company and positively position the various L.A. Gear footwear brands in a very competitive marketplace."

         L.A. Gear designs, develops and markets a broad range of quality athletic and lifestyle footwear for adults and children.

                                   # # # # #


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